Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

14. Commitments and Contingencies

We lease certain land, buildings and equipment used in operations. These leases are generally accounted for as operating leases with initial terms ranging from one to 20 years and they generally contain renewal options. Certain operating leases are subject to contingent rentals based on various measures, primarily consumer price index increases. Total rent expense under operating leases was approximately $25.4 million, $20.5 million and $19.0 million for the years ended December 31, 2014, 2013, and 2012, respectively.

In addition, we have residual value guarantees on certain equipment leases. Under these leases we have the option of (a) purchasing the equipment at the end of the lease term, (b) arranging for the sale of the equipment to a third party, or (c) returning the equipment to the lessor to sell the equipment. If the sales proceeds in any case are less than the residual value, we are required to reimburse the lessor for the deficiency up to a specified level as stated in each lease agreement. If the sales proceeds exceed the residual value, we are entitled to all of such excess amounts. The guarantees under these leases for the residual values of equipment at the end of the respective operating lease periods approximated $2.8 million as of December 31, 2014. Based upon the expectation that none of these leased assets will have a residual value at the end of the lease term that is materially less than the value specified in the related operating lease agreement or that we will purchase the equipment at the end of the lease term, we do not believe it is probable that we will be required to fund any amounts under the terms of these guarantee arrangements. Accordingly, no accruals have been recognized for these guarantees.

Future minimum commitments for noncancelable operating leases with initial or remaining lease terms in excess of one year are as follows:

	Related Party	Total*
	(In thousands)
Year ending December 31,
2015	$636	$24,554
2016	333	21,756
2017	285	18,071
2018	242	15,979
2019	227	9,257
Thereafter	1,078	16,618
	$2,801	$106,235

*	Includes related party future minimum commitments for noncancelable operating leases.

As of December 31, 2014, we had outstanding letters of credit totaling $15.6 million under our 2013 Facility that principally support our self insurance programs.

We received $0.6 million from litigation settlements in 2012. These settlements were recorded as a reduction of selling, general and administrative expenses in the accompanying consolidated statement of operations and comprehensive income (loss) in 2012.

We are a party to various legal proceedings in the ordinary course of business. Although the ultimate disposition of these proceedings cannot be predicted with certainty, management believes the outcome of any claim that is pending or threatened, either individually or on a combined basis, will not have a material adverse effect on our consolidated financial position, cash flows or results of operations. However, there can be no assurances that future costs would not be material to our results of operations or liquidity for a particular period.